UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2007
MAKEMUSIC, INC.
(Exact name of registrant as specified in its charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-26192 (Commission File Number)	41-1716250 (IRS Employer Identification No.)
7615 Golden Triangle Drive, Suite M
Eden Prairie, Minnesota 55344-3848
(Address of Principal Executive Offices) (Zip Code)
(952) 937-9611
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
The Board of Directors of MakeMusic, Inc. (the “Company”) has unanimously approved amendments to Section 1 (regarding Certificates for Stock) and Section 4 (regarding transfers of stock) of Article V of the Company’s Bylaws (“Bylaws”). The amendments, which were effective April 16, allow for the issuance and transfer of uncertificated shares and thereby enable the Company to comply with Nasdaq Marketplace Rule 4350(l) (the “Direct Registration Rule”). The Direct Registration Rule requires Nasdaq-listed securities (such as the Company’s Common Stock) to be eligible for a direct registration program operated by a clearing agency registered under Section 17A of the Exchange Act on and after January 1, 2008. A direct registration program allows for book-entry ownership of stock or other securities. Shares are owned, recorded and transferred electronically without issuance of physical stock certificates, which enables investors and broker-dealers to effect transactions without the risks and delays associated with transferring physical certificates. Because the Company’s Bylaws previously provided that each shareholder was entitled to a physical stock certificate, the Company’s Board of Directors determined that, in order to confirm compliance with the Direct Registration Rule, it was appropriate to amend the Bylaws to provide the Company the authority to issue uncertificated shares and set forth the procedure by which shareholders may transfer uncertificated shares.
Consequently, Section 1 of Article V of the Company’s Bylaws has been amended to provide that shares of the Company may be certificated, uncertificated, or a combination thereof. Section 4 of Article V of the Company’s Bylaws has been amended to state that transfer of shares shall occur upon authorization of the registered holder of the shares and, in the case of uncertificated shares, compliance with such procedures as the Company or its transfer agent may require. The Bylaws continue to provide that transfer of certificated shares shall only occur upon surrender of the certificate duly endorsed.
The above summary is qualified in its entirety by reference to the full text of the Company’s Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K. The full text of the Bylaws is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
3.1       Bylaws of MakeMusic, Inc., as amended

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 19, 2007

MAKEMUSIC, INC.
By:	/s/ Karen L. VanDerBosch
Karen L. VanDerBosch
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Bylaws of MakeMusic, Inc., as amended